Current Expected Credit Losses	6 Months Ended
Jun. 30, 2020
Credit Loss [Abstract]
Current Expected Credit Losses	Current Expected Credit Losses
As set out in note 2, we adopted accounting standard update 2016-13 effective January 1, 2020. The new guidance replaces the “incurred loss” model required under the previous guidance with a current “expected credit loss” (or CECL) model that contemplates a broader range of information to estimate expected credit losses over the contractual lifetime of the asset. The CECL impairment model requires an estimate of expected credit losses, that considers forecasts of future economic conditions in addition to information about past events and current conditions. It also requires us to consider the risk of loss even if it is remote. This is a departure from the previous guidance, where we recorded an allowance against a receivable balance only if it was probable that we would not recover the full amount due to us.

The standard provides flexibility in how to determine the expected credit loss for financial assets, including the ability to group financial assets with similar risk characteristics, assess the contractual term where it is not formalized, and obtain and adjust the relevant historical loss information. The in-scope balances required to be assessed under the new standard include external trade receivables, related party reimbursable balances, related party loan receivables and related party trade receivables. Refer to Note 26 - Related Party Transactions for detail of related party receivables.

We have used a probability-of-default model to estimate expected credit losses for all classes of in-scope receivable balances. Under this methodology we use data such as customer credit ratings, maturity of loan, security of loan, and incorporate historical data published by credit rating agencies, to estimate the chance of default and loss given default. We then multiply the balance outstanding by the estimated chance of default and loss given default to calculate the allowance required for the expected credit loss.

We monitor the credit quality of receivables by re-assessing credit ratings, assumed maturities and probability-of-default on a quarterly basis.

The following table summarizes the movement in the allowance for credit losses for the three and six months ended June 30, 2020:

(In $ millions)	Allowance for credit losses - trade receivables	Allowance for credit losses - other current assets	Allowance for credit losses - related party ST	Allowance for credit losses related party LT	Total Allowance for credit losses
As at January 1, 2020	—	—	15	128	143
Credit loss expense	—	—	18	2	20
As at March 31, 2020	—	—	33	130	163
Credit loss expense	—	5	36	2	43
As at June 30, 2020	—	5	69	132	206

The below table shows the classification of the credit loss expense within the consolidated statement of operations.

(In $ millions)	Three months ended June 30, 2020	Six months ended June 30, 2020
Management contract expenses	41	50
Other financial items	2	13
Total	43	63
Changes in allowances for external and related party trade receivables and reimbursable amounts due are included in operating expenses, while changes in the allowances for related party loan receivables are included in other financial items. The increase in the allowance for the three months ended June 30, 2020 was caused by a decline in credit ratings, driven by market conditions in the period, together with an increase in expected maturities for receivables due from certain related parties. These factors led to a higher probability of default for certain related party receivables, which drove an increase in the overall credit loss allowance.